UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2012

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive
Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01.     Other Events.

On May 29, 2012 Dyax Corp. (“Dyax”) and Sigma-Tau Rare Diseases S.A., as successor-in-interest  to Defiante Farmaceutica S.A. (“Sigma-Tau”), entered into a Fourth Amendment (the “Fourth Amendment”) to the Joint Development and License Agreement dated effective as of June 18, 2010, as amended by the First Amendment to Joint Development and License Agreement dated December 21, 2010, the Second Amendment to Joint Development and License Agreement dated May 21, 2011 and the Third Amendment to Joint Development and License Agreement dated December 26, 2011.

The Fourth Amendment eliminates Sigma-Tau's rights to develop and commercialize KALBITOR (ecallantide) in Brazil, Argentina, the Middle East and North Africa, and also removes Sigma-Tau’s payment obligations to Dyax in relation to these territories.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: June 1, 2012	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch,
Executive Vice President and Chief Business Officer